                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2004
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                            FALCONSTOR SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                           0-23970                    77-0216135
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(State or other jurisdiction          (Commission                (IRS Employer
of incorporation)                     File Number)           Identification No.)

                2 Huntington Quadrangle, Melville, New York 11747
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                     Address of principal executive offices

        Registrant's telephone number, including area code: 631-777-5188
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         (Former name or former address, if changed since last report.)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)        Exhibits

           Exhibit Number     Description
           --------------     -----------

           99.1               Press release of the Company dated April 28, 2004.

Item 12.   Results of Operations and Financial Condition

          On April 28, 2004, the Company  issued a press release  announcing its results of operations for the fiscal quarter ended March 31, 2004.

          The text of a press  release  issued by the  Company is  furnished  as
Exhibit 99.1 and is incorporated herein by reference.

             Exhibit Number   Description
             --------------   -----------

             99.1             Press Release of the Company dated April 28, 2004.

                                    SIGNATURE

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FALCONSTOR SOFTWARE, INC.

Dated: April 28, 2004                  By: /s/ James Weber
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                                          Name:  James Weber
                                          Title: Chief Financial Officer and
                                                 Vice President

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